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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 16, 2003
                                                          -------------

                            WEST ESSEX BANCORP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

      United State                   0-29770                  22-3597632
      ------------                   ---------                ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                417 Bloomfield Avenue, Caldwell, New Jersey 07006
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (973) 226-7911
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.
         ------------

      On June 16, 2003 West Essex Bancorp, Inc. and Kearny Financial Corp. issued a joint press release announcing that Kearny Financial Corp. and its subsidiary bank, Kearny Federal Savings Bank, received approval from the Office of Thrift Supervision of the merger application of Kearny Federal Savings Bank and West Essex Bank, the wholly owned subsidiary of West Essex Bancorp. Kearny Financial Corp. is waiting to receive additional required regulatory approvals in connection with its acquisition of West Essex Bank and at this time expects to close its merger with West Essex Bancorp on or about July 1, 2003.

      A press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated June 16, 2003.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WEST ESSEX BANCORP, INC.




Date: June 17, 2003                    By: /s/ Leopold W. Montanaro
                                           -------------------------------------
                                           Leopold W. Montanaro
                                           President and Chief Executive Officer




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EXHIBIT 99.1      PRESS RELEASE